© Fifth Third Bancorp | All Rights Reserved Ó Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp 2Q23 Earnings Presentation July 20, 2023 Refer to earnings release dated July 20, 2023 for further information.

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 2Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Reported 1 Adjusted 1 EPS $0.82 $0.87 ROA 1.17% 1.23% ROE 13.9% 14.7% ROTCE 20.5% 15.4% NIM 3.10% 3.10% Efficiency ratio 56.2% 54.9% PPNR $958MM $1,000MM CET1 2 9.53% excl. AOCI For end note descriptions, see end note summary starting on page 40 2Q23 highlights 3 • Period-end total deposits increased 1% compared to 1Q23; average total deposits were flat sequentially • Revenue increased 8%, PPNR 1 increased 6% (adjusted PPNR 1 increased 8%), net income increased 7% compared to 2Q22 • Net charge-off ratio of 0.29%, 30-89 day early stage delinquencies of 0.28%, and NPA ratio of 0.54% • Tangible book value per share ex. AOCI 1 increased 11% compared to 2Q22 • Generated consumer household growth of 3% compared to 2Q22

© Fifth Third Bancorp | All Rights Reserved Excess cash growth NII $ in millions; NIM change in bps 1Q23 to 2Q23 Reported NII & NIM Walk T o t a l n e t in t e r e s t i n c o m e ; $ m il li o n s NII NIM For end note descriptions, see end note summary starting on page 40 NII $1,5221Q23 3.29% NIM $1,463 3.10%2Q23 Securities portfolio Loan balances / mix 8 4 16 1 (44) (9)Net market rate impact Deposit/wholesale funding balances / mix (53) (11) Net interest income 1 Day Count 12 4 Other, net (1)12 - (4)

© Fifth Third Bancorp | All Rights Reserved Noninterest income • Adjusted noninterest income 1 up $26 million, or 4% • Primary drivers: ‒ Other noninterest income (up 236%) attributable to equity fund and direct investment income ‒ Service charges on deposits (up 5%) reflecting an increase in both consumer and commercial deposit fees ‒ Partially offset by commercial banking revenue (down 9%) primarily reflecting lower loan syndication revenue and M&A advisory revenue • Adjusted noninterest income 1 up $17 million, or 2% • Primary drivers: ‒ Mortgage banking net revenue (up 90%) reflecting an increase from MSR net valuation adjustments and a decrease in MSR asset decay ‒ Commercial banking revenue (up 7%) reflecting increased loan syndication revenue and client financial risk management revenue ‒ Partially offset by service charges on deposits (down 6%) reflecting the market related impact of higher earnings credits and the elimination of consumer non-sufficient funds fees in July 2022 2Q23 vs. 2Q22 2Q23 vs. 1Q23 For end note descriptions, see end note summary starting on page 40 T o t a l n o n in t e r e s t i n c o m e ; $ m il li o n s Securities losses/(gains), net ($ in millions) 2Q22 1Q23 2Q23 Net loss attributable to legacy venture equity investments $3 $7 $2 Net losses/(gains) attributable to non-qualified deferred compensation plans (NQDC), primarily offset in expenses 26 (10) (8) Other losses/(gains), net 3 (1) (1) Securities losses/(gains), net $32 ($4) ($7) 5

© Fifth Third Bancorp | All Rights Reserved • Adjusted noninterest expense 1 down $100 million, or 8% • Primary drivers: ‒ Compensation and benefits (down 14%) ‒ Technology and communications (down 3%) ‒ Leasing business expense (down 9%) ‒ Partially offset by other noninterest expense (up 5%) T o t a l n o n in t e r e s t e x p e n s e ; $ m il li o n s • Adjusted noninterest expense 1 up $107 million, or 10% • Primary drivers: ‒ Compensation and benefits (up 9%) impacted by the acquisition of Dividend Finance and July 2022 minimum wage increase ‒ Other noninterest expense (up 11%) primarily reflecting the impact of the FDIC assessment ‒ Technology and communications (up 16%) related to continued modernization investments 2Q23 vs. 2Q22 2Q23 vs. 1Q23 For end note descriptions, see end note summary starting on page 40 Noninterest expense 6 ($ in millions) 2Q22 1Q23 2Q23 Non-qualified deferred compensation expense/(benefit), primarily offset in securities gains/losses $(27) $12 $10

© Fifth Third Bancorp | All Rights Reserved QoQ YoY — (71%) +33% NM QoQ YoY — +4% (1%) +2% Interest earning assets Commercial Average securities 1 and short-term investmentsAverage loan & lease balances $ in billions; loan & lease balances excluding HFS Consumer Period-end loan & lease balances Period-end HFS loan & lease balances Commercial Consumer $ in billions For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding % change % change % change % change $ in billions; loan & lease balances excluding HFS $ in billions 7 $0.0 $0.0$0.0 QoQ YoY — +5% — +5% QoQ YoY +48% (19%) (2%) +5%

© Fifth Third Bancorp | All Rights Reserved Deposits and wholesale funding Average wholesale funding balancesAverage deposit balances Core depositsCDs > $250K Total interest bearing deposit costs $ in billions Total wholesale funding Wholesale funding cost Period-end deposit balances Period-end wholesale funding balances $ in billions Note: totals shown above may not foot due to rounding % change % change % change % change $ in billions $ in billions 8 Total wholesale funding QoQ YoY +8% +62% QoQ YoY (8%) +15% $5.4$4.3 $0.7 $5.8$5.6$2.1 Core depositsCDs > $250K QoQ YoY +3% +169% +1% (0)% QoQ YoY +24% NM (1%) (4%)

© Fifth Third Bancorp | All Rights Reserved 9 We have a high-quality deposit franchise High concentration of operating deposit balances which has proven to be stickier in this environment Remaining 13 sectors all <6% Commercial 38% Consumer 55% • 88% FDIC insured 1 • 92% of consumers have more than one product • 73% of consumers are digitally active • >80% of balances from clients with 5+ year tenure • Average age of household: 13 years • 1.2 million Momentum Households (~50% of total) • YoY consumer checking household growth of 2.9% Consumer franchise highlights Limited sector concentration risk Commercial franchise highlights W&AM 7% Deposit mix by segment as of 6/30/23 Household growth exceeds the U.S. population 60% of Total Bancorp Deposits are FDIC Insured YoY growth; FITB as of June 2023 Manufacturing Healthcare Other services Professional services Public adminstration Mortgage finance & other banking Insurance Other financial services For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding Excludes insured sweep deposits • 26% FDIC insured 1 • 93% of balances represented by relationships that utilize Treasury Management services (including 84% of uninsured) • Balanced-weighted relationship age of 23 years • Median relationship deposit balance of ~$340K

© Fifth Third Bancorp | All Rights Reserved Early stage delinquencies and NPAs Net charge-offs (NCOs) ACL as % of portfolio loans and leases • Drivers of $87MM increase in ACL: ‒ $93MM driven by Dividend Finance ‒ $65MM due to Moody's macroeconomic forecast ‒ Partially offset by Fifth Third's improved overall credit risk profile and a decrease in overall period-end loan balances (ex. Dividend Finance) For end note descriptions, see end note summary starting on page 40 Credit quality overview 10 NPA ratio 1 30-89 days past due as a % of portfolio loans 1 Consumer NCO ratioCommercial NCO ratio Total NCO ratio 2Q212Q20 2Q22 1Q23 2Q23 0.26% 0.16% 0.10% 0.24% 0.21% 0.19% 0.42% 0.26% 0.17% 0.50% 0.29% 0.16% 2Q20 2Q21 2Q22 1Q23 2Q23 0.65% 0.33% 0.26% 0.61% 0.25% 0.47% 0.26% 0.51% 0.54% 0.28% 0.52% 0.44% 0.40%

© Fifth Third Bancorp | All Rights Reserved Allowance for loan & lease losses Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Total commercial loans and leases Residential mortgage loans Home equity Indirect secured consumer loans Credit card Other consumer loans Total consumer loans Allowance for loan & lease losses Reserve for unfunded commitments 1 Allowance for credit losses Allocation of allowance by product $ in millions 2Q23 Amount % of portfolio loans & leases For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding Change in rate Compared to: 1Q23 CECL Day 1 Allowance for credit losses 11 2,327 207 2,534 1.91% 2.08% 0.11% 0.09% 0.22% 0.26% 841 277 62 19 173 114 372 245 224 1,128 1,199 1.48% 2.45% 1.13% 0.71% 0.99% 2.91% 5.99% 1.52% 12.32% 2.48% 1.57% 0.07% 0.27% (0.11%) 0.05% (0.06%) (0.22%) 0.57% 0.23% (1.08%) 0.13% 0.09% 0.26% 0.88% 0.23% (0.17%) (0.62%) (0.46%) 2.11% 0.59% 0.97% 0.02% 0.32%

© Fifth Third Bancorp | All Rights Reserved 12 Strong liquidity and capital position • Loan-to-core deposit ratio of 77% • $5.1 billion in Holding Company cash, sufficient to satisfy all fixed obligations for ~24 months • For several years, we have performed: ◦ Daily LCR calculations ◦ Monthly liquidity stress tests, including two FITB-specific scenarios over and above regulatory requirements ◦ Monthly 2052a complex liquidity monitoring reporting Liquidity position $ in billions Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$11 ~$28 ~$10 ~$43 ~$100 3/31/23 Available BTFP Capacity ~$9 Capital position Common equity tier 1 ratio 1 Projected AOCI accretion 2 $ in billions; AOCI of current 6/30 securities and swap portfolios, after-tax 3 ~$9 ~$31 ~$8 ~$44 ~$100 ~$7 Liquidity Sources 6/30/23 For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding ~36% capital accretion ~50% capital accretion

© Fifth Third Bancorp | All Rights Reserved up 3 – 5% Noninterest expense 1 up 4 – 5% (FY22 baseline: $4.719BN) Net charge-off ratio 25 – 35 bps Effective tax rate ~23% For end note descriptions, see end note summary starting on page 40 As of July 20, 2023; please see cautionary statements on page 2 Total revenue 1 up 3 – 4% (FY22 baseline: $8.487BN; Includes securities g/l) (including HFS) Avg. loans & leases up 1 – 2% Current expectations FY 2023 compared to FY 2022 13 assumes a 25 basis point hike in July 2023, remaining at 5.50% for remainder of 2023 Allowance for credit losses $25MM – $75MM build per quarter in 2H23 Primarily due to Dividend Finance and assumes no significant change to macroeconomic outlook and risk profile as of 2Q23 Net interest income 1 Noninterest income 1 stable (FY22 baseline: $5.625BN) (FY22 baseline: $2.944BN) The full year 2023 noninterest expense guidance excludes the FDIC special assessment related to recovering the cost of the closures of Silicon Valley Bank and Signature Bank.

© Fifth Third Bancorp | All Rights Reserved Net interest income 1 Noninterest income 1 down 3 – 4% Noninterest expense 1 down 1 – 2% down 2 – 3% (2Q23 baseline: $1.463BN) (2Q23 baseline: $749MM) (2Q23 baseline: $1.213BN) Net charge-off ratio 35 – 45 bps Effective tax rate ~23% For end note descriptions, see end note summary starting on page 40 As of July 20, 2023; please see cautionary statements on page 2 Total revenue 1 down 2 – 4% (2Q23 baseline: $2.219BN; Includes securities g/l) (including HFS) Avg. loans & leases down 1 – 2% Current expectations 3Q23 compared to 2Q23 14 assumes a 25 basis point rate hike in July 2023 Allowance for credit losses $25MM - $75MM build The third quarter 2023 noninterest expense guidance excludes the FDIC special assessment related to recovering the cost of the closures of Silicon Valley Bank and Signature Bank. Primarily due to Dividend Finance and assumes no significant change to macroeconomic outlook and risk profile as of 2Q23

© Fifth Third Bancorp | All Rights Reserved Appendix 15

© Fifth Third Bancorp | All Rights Reserved 16 Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Living our purpose guided by our vision and values

© Fifth Third Bancorp | All Rights Reserved 17 Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $165MM in lending, investments, and philanthropy towards Empowering Black Futures Neighborhood Investment Program 3 $1.4BN provided in community development lending and investment in 2022 ~$39MM in charitable donations to support communities ~117K hours of community service "Outstanding" rating on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of Currency $20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase Up to 7% 401(k) employer contribution with 80% participation ~776K hours of training (40 hours average / FTE) Decrease in overall turnover from 21.2% in 2021, to 21.0% in 2022 Flexible PTO policy including volunteer paid time away for full- time (8 hours) and part-time (4 hours) employees 12MM customer outreach calls, continuing our heightened connection to the customer 3% YoY consumer household growth compared to 2Q22 Low reliance on punitive consumer fees, with $13MM in NSF fees eliminated and $39MM in overdraft fees avoided with Extra Time ® $27BN deposited up to 2 days early with Early Pay® $26MM in consumer cash back rewards with 5/3 Cash/Back cards $2.9BN in lending, investments, financial accessibility and philanthropy towards $2.8BN AREEI initiative 1,2 36% board diversity 5 58% women; 28% persons of color in workforce >99% pay equity for women and minorities 8 $120MM Tier 1 diverse supplier spend, 11% of net addressable spend ~1K members in employee Sustainability Business Resource Group as of May 2023 ~$30BN in sustainable financing towards $100BN goal 1 285 due diligence reviews for sensitive sectors in compliance with E&S Risk Management Framework 4 50% reduction in Scope 1 and 2 GHG emissions since 2014 100% renewable energy purchased since 2019 Achieved carbon neutrality in our operations since 2020 6 $500MM inaugural Green Bond issued in October 2021 7 Fifth Third is committed to supporting customers, communities and employees For end note descriptions, see end note summary starting on page 40 Sustainability priorities and metrics

© Fifth Third Bancorp | All Rights Reserved 18 Actions Demonstrating Leadership Third-party recognitions Published 2022 Sustainability report Available on ir.53.com Announced 10-year $100BN Environmental & Social Finance Target Expansion of the original $8BN renewable energy goal achieved in June 2022 Aligned executive compensation to sustainability priorities Sustainability & Stewardship Assessment modifier in 2023 Variable Compensation Plan Established sustainability office Leading comprehensive environmental, social and governance strategy, which includes the Bank’s climate strategy and sustainable finance initiatives Acquisition of Dividend Finance A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement $500,000 donated for hurricane relief in Florida Through Fifth Third Foundation in addition to other assistance programs $ 20 minimum wage per hour Effective July 2022, increase from $18 per hour since 2019 Expanded operational sustainability goals Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75% SSGA R-Factor Score January 2023 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score 88 th percentile Top among peers 1 MSCI ESG Rating January 2023 A Upgraded 3 notches CSRHub ESG Ranking January 2023 89 th percentile Top quartile among peers 1 ESG Risk Rating 2 January 2023 Low Risk Top quartile among peers 1 Refinitiv ESG Combined Score January 2023 A- (79/100) Top quartile among peers 1 A recognized leader in sustainability among peers For end note descriptions, see end note summary starting on page 40 Top Workplace in Financial Services Recognized by Energage in 2022 Perfect 100% Score Human Rights Campaign Corporate Equity index for seventh consecutive year For Express Banking account Corporate Sustainability Assessment "OUTSTANDING" Received highest overall rating possible on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of Currency, including each of the three tests: Lending, Investment, Service.

© Fifth Third Bancorp | All Rights Reserved 19 Unsecured debt maturities Composition of deposits by segment Holding company: • Holding Company cash as of June 30, 2023: $5.1BN • Cash on hand at Holding Company currently sufficient to satisfy all fixed obligations for ~24 months (debt maturities, common and preferred dividends, interest, and other expenses) • The Holding Company did not issue long-term in 2Q23 • $0.5BN of Holding Company debt matured in 2Q23 Bank entity: • Available and contingent borrowing capacity (2Q23): ◦ FHLB ~$9.5BN available, ~$16.3BN total ◦ Federal Reserve Discount Window ~$42.8BN ◦ Federal Reserve BTFP ~$9.3BN Period-end as of 6/30/23 Strong liquidity profile $ millions – excl. Retail Brokered & Institutional CDs

© Fifth Third Bancorp | All Rights Reserved • 64% allocation to bullet/ locked- out cash flow securities • AFS yield: 3.04% 5 • Effective duration of 5.17 6 • Net unrealized pre-tax loss: $6.1BN • 98% AFS 11 $25.2BN fixed 3 | $51.2BN variable 1,2 Commercial loans 1,2,3 Balance sheet positioning 100% Fix | 1% Variable 85% Fix | 15%Variable Investment portfolioConsumer loans 1 Long-term debt 4 $38.3BN fixed | $7.2BN variable 1 $6.4BN fixed | $5.9BN variable 4 • 1M based: 44% 7,12 • 3M based: 7% 7,12 • Prime & O/N based: 15% 7,12 • Other based: 2% 7,10,12 • Weighted avg. life: 1.9 years 1,3 • 1M based: 1% 8,12 • 12M based: 1% 8,12 • Prime: 11% 8 • Other based: 2% 8,12,13 • Weighted avg. life: 3.9 years 1 • 1M based: 0% 9 • 3M based: 0% 9 • SOFR based: 47% • Weighted avg. life: 4.5 years C&I 28% Fix | 72% Variable Coml. mortgage 43% Fix | 57% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 91% Fix | 9% Variable Home equity 8% Fix | 92% Variable Senior debt 46% Fix | 54% Variable Sub debt 70% Fix | 30% Variable Auto securiz. proceeds 100% Fix | 0% Variable Coml. construction 27% Fix | 73% Variable Credit card 41% Fix | 59% Variable Other 83% Fix | 17% Variable Other 86% Fix | 14% Variable Level 1 56% Fix | 4% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $12BN in active cash flow hedges ($8BN in C&I receive-fixed swaps and $4BN in CRE receive-fixed swaps) and ~$6BN fair value hedges associated with long-term debt (receive-fixed swaps). • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $5BN non-agency CMBS (All super-senior, AAA-rated securities; 57.8% WA LTV, ~38% WA credit enhancement) Auto/Indirect 100% Fix | 0% Variable For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 20

© Fifth Third Bancorp | All Rights Reserved 21 Office represents 1.3% of total loans Office CRE portfolio stats $ billions $ balance % of total loans Multifamily $3.1 2.5% Office 1.6 1.3 Hospitality 1.5 1.2 Retail 1.2 1.0 Industrial 1.1 0.9 Other 2.0 1.6 Total non-owner occupied CRE $10.5 8.5% As of 6/30/23; CRE is non-owner occupied Limited office CRE exposure with strong credit quality Office 1.3% Other CRE 7.2% Average loan commitment $9.7 million NCOs / average loans (LTM) (0.01)% Delinquencies / loans 0.01% NPL / loans 0.2% Criticized loans / loans 7.2% As of 2Q23; Non-owner occupied Total Bancorp loans $123BN • Office CRE of $1.6B represents 1.3% of total loans • LTV range of 55 – 60% at origination; focus on disciplined regional and national clients with longstanding relationships • Average commit of $9.7MM; conservative underwriting limiting amount of credit extended • Currently not pursuing new Office CRE originations Additional non-owner occupied office CRE metrics

© Fifth Third Bancorp | All Rights Reserved 22 Investment portfolio composition Total securities portfolio CMBS portfolio is AAA-rated Total securities portfolio $55B ~29% of interest earning assets Agency CMBS • $29BN portfolio • ~86% in Fannie/Freddie deals risk weighted at 20% and remaining ~14% are GNMA and risk weighted at 0% • Same financial backing as a standard GSE residential MBS deal; unconditional government guarantee for GNMA and implicit government guarantee for Fannie and Freddie Non-agency CMBS • $5BN portfolio • All positions are super-senior AAA rated with 38% credit enhancements • Securities are 20% risk-weighted and are pledgeable to the FHLB • Underlying loans in our structures have a WA LTV of ~60% • Our credit risk team analyzes transactions at the underlying property- level, similar to what we do for all our CRE loan commitments • Leverage analytical tools with over 40+ years of historical data to stress the securities at an individual property level on a recurring basis, including significant market distress in real estate valuations. Non- agency CMBS 9% Agency CMBS 53% AFS portfolio; amortized cost basis; as of 6/30/23

© Fifth Third Bancorp | All Rights Reserved Managing rate risk against conservative outcomes Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity at specific betas Rate Risk models assume approximately 70-75% effective up betas and 60-65% down betas in our baseline NII sensitivity used in IRR simulations 1,2 •Models are calibrated to performance in prior rate cycles •Cycle to date, we have outperformed modeled betas •Additionally, rate risk measures assume no deposit re-pricing lags and $800BN of DDA runoff per 100 bps of rate hikes As of June 30, 2023: •48% of HFI loans were variable rate net of existing hedges (67% of total commercial; 16% of total consumer) 3 •Short-term borrowings represent only 3% of total funding •Approximately $9.9BN billion in non-core funding matures beyond one year 23 % Change NII (FTE) ALCO policy limit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (3.9%) (5.7%) (4.0%) (6.0%) +100 Ramp over 12 months (1.9%) (2.8%) NA NA -100 Ramp over 12 months 0.9% 0.6% NA NA -200 Ramp over 12 months 1.5% 0.5% (8.0%) (12.0%) 5% Higher Beta 5% Lower Beta Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (4.4%) (6.6%) (3.0%) (4.1%) +100 Ramp over 12 months (2.2%) (3.2%) (1.5%) (2.0%) Estimated NII sensitivity with demand deposit balance changes % Change in NII (FTE) $1BN balance decline $1BN balance increase Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (5.0%) (6.9%) (2.8%) (4.6%) +100 Ramp over 12 months (2.9%) (3.8%) (0.9%) (1.8%) -100 Ramp over 12 months 0.1% 0.0% 1.7% 1.3% -200 Ramp over 12 months 0.8% 0.0% 2.3% 1.0% For end note descriptions, see end note summary starting on page 40

© Fifth Third Bancorp | All Rights Reserved Cash flow hedges to protect NIM in a down-rate scenario ($3BN @ 2.25% 1- month LIBOR strike) 2 Floors and receive-fixed swaps continue to protect NIM 1 EOP notional value of cash flow hedges ($ in billions) Actual For end note descriptions, see end note summary starting on page 40 Swap protection extends through 2031 ~$125MM uplift in 2025 vs. 2023 regardless of rate environment 24 Floors Forward starting receive- fixed swaps 3 Existing receive-fixed swaps 4 weighted average receive fixed rate (swaps only) 2.37% 2.37% 3.32%2.34% 2.34%2.34% 2.35% 2.50% 3.17% 3.19% 3.27% 3.29% 3.44% 5

© Fifth Third Bancorp | All Rights Reserved Mortgage banking results $ in millions Mortgage banking net revenue Mortgage originations and margins • Mortgage banking net revenue decreased $10 million from the prior quarter, primarily reflecting an increase in MSR asset decay and a decrease in MSR net valuation adjustments • $1.7 billion in originations, up 17% from the prior quarter and down 55% compared to the year-ago quarter; ~85% purchase volume Note: totals shown above may not foot due to rounding $ in billions 0.84% 0.85% 0.95% 0.80% 0.74% 0.86%Gain-on-sale margin Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. Rate lock margin Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks. 1.05% 1.21% 25 $31 $69 $63 $69 Mortgage banking net revenue $59 1.52% 1.71%

© Fifth Third Bancorp | All Rights Reserved Estimated potential GAAP noninterest income recognition 1,2 $ in millions; pre-tax For end note descriptions, see end note summary starting on page 40 Future TRA payment schedule 26

© Fifth Third Bancorp | All Rights Reserved Preferred dividend schedule 3Q23 4Q23 1Q24 2Q24 Series H ~$13 ~$13 ~$13 ~$13 Series I ~$8 ~$8 ~$11 ~$11 Series J ~$7 ~$7 ~$7 ~$7 Series K ~$3 ~$3 ~$3 ~$3 Series L ~$4 ~$4 ~$4 ~$4 Class B Series A ~$3 ~$3 ~$3 ~$3 Total ~$37 ~$37 ~$40 ~$40 Upcoming preferred dividend schedule 1 $ in millions For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 27 Floating (3ML + 3.129%) 2 Floating (3ML + 3.033%) 2

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 0.19% 0.17% 0.16% 30-89 Delinquencies 0.16% 0.17% 0.16% 90+ Delinquencies 0.01% 0.02% 0.03% Nonperforming Loans 2 0.43% 0.43% 0.45% 28 Portfolio loans and leases $ in billions Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 4.2% 1.9% 1.4% 0.8% 0.4% 2.9% 1.0% 0.8% 1.1% (1.1%) Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 0.24% 0.21% 0.22% 30-89 Delinquencies 0.19% 0.17% 0.13% 90+ Delinquencies 0.01% 0.03% 0.01% Nonperforming Loans 2 0.48% 0.49% 0.57% 29 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 5.5% 2.1% 1.8% 0.9% —% 4.1% 0.6% 1.4% 0.9% (1.4%) Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 0.07% 0.04% 0.00% 30-89 Delinquencies 0.07% 0.04% 0.17% 90+ Delinquencies 0.00% 0.00% 0.12% Nonperforming Loans 2 0.30% 0.29% 0.13% Commercial real estate overview CRE Mortgage Balance by occupancy CRE Construction Balance by property type Portfolio loans Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding $ in billions (0.1%) 2.6% (0.4%) 2.0% 0.1% 1.1% 1.5% 0.8% 1.1% 1.7% Multifamily Other Retail Hospitality Office Industrial Home Builder Non-Owner Occupied Owner Occupied Multifamily 20% Office 20% Hospitality 19% Retail 18% Industrial 6% Other 17% Non-owner occupied property type mix 30

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 0.24% 0.42% 0.50% 30-89 Delinquencies 0.40% 0.44% 0.48% 90+ Delinquencies 0.07% 0.06% 0.05% Nonperforming Loans 2 0.50% 0.57% 0.62% Weighted average FICO at origination 3 765 765 765 Weighted average LTV at origination 78% 78% 78% Total consumer portfolio overview 31 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 3.0% 1.3% 1.5% 1.9% 0.5% 2.0% 1.0% 2.0% 1.2% (0.2%) 750+720-749<660 660-719 2% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 (0.02%) 0.00% 0.00% 30-89 Delinquencies 0.09% 0.10% 0.11% 90+ Delinquencies 0.05% 0.05% 0.04% Nonperforming Loans 2 0.60% 0.73% 0.78% Weighted average FICO at origination 3 765 764 764 Weighted average LTV at origination 71% 71% 71% Residential Mortgage overview 32 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 5.2% 1.5% (0.2%) — (0.4%) 2.5% 0.2% 0.2% (0.1%) (0.6%) 750+720-749<660 660-719 4% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 (0.06%) (0.04%) 0.06% 30-89 Delinquencies 0.56% 0.58% 0.61% 90+ Delinquencies 0.05% 0.03% 0.03% Nonperforming Loans 2 1.84% 1.72% 1.56% Weighted average FICO at origination 3 765 767 767 Weighted average LTV at origination 68% 67% 67% Home equity overview 33 Portfolio FICO score at origination 3 $ in billions Portfolio balances Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding (2.8%) 1.6% 1.7% (0.5%) (1.7%) (0.3%) 2.4% 1.0% (2.0%) (1.2%) 750+720-749<660 660-719 2% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 0.13% 0.34% 0.38% 30-89 Delinquencies 0.59% 0.67% 0.76% 90+ Delinquencies 0.05% 0.00% 0.00% Nonperforming Loans 2 0.11% 0.16% 0.14% Indirect secured consumer overview 34 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 1% 0.6% (2.8%) (1.3%) 0.4% (1.9%) (2.3%) (2.2%) (0.6%) (0.4%) (2.3%) 750+720-749<660 660-719 Period-endAverage Weighted average FICO at origination 3 767 767 768 Weighted average LTV at origination 88% 88% 88%

© Fifth Third Bancorp | All Rights Reserved 2Q22 1Q23 2Q23 NCO ratio 1 3.26% 3.43% 3.61% 30-89 Delinquencies 0.96% 1.02% 1.10% 90+ Delinquencies 0.74% 1.02% 0.94% Nonperforming Loans 2 1.30% 1.65% 1.65% Credit card overview 35 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 0.8% 3.1% 2.2% (0.8%) 0.2% 4.3% 0.4% 5.9% (6.0%) 3.2% Weighted average FICO at origination 3 742 743 742 4% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 2Q22 3Q22 4Q22 1Q23 2Q23 Balance, beginning of period $323 $319 $298 $263 $334 Transfers to nonaccrual status 49 91 68 121 185 Transfers to accrual status — — (5) (1) (58) Transfers to held for sale — (19) — — (4) Loan paydowns/payoffs (17) (48) (63) (22) (77) Transfer to OREO — — — — — Charge-offs (37) (47) (36) (33) (35) Draws/other extensions of credit 1 2 1 6 — Balance, end of period $319 $298 $263 $334 $345 2Q22 3Q22 4Q22 1Q23 2Q23 Balance, beginning of period $211 $220 $224 $252 $259 Transfers to nonaccrual status 64 56 83 99 122 Transfers to accrual status (29) (22) (19) (33) (30) Transfers to held for sale — — — — — Loan paydowns/payoffs (20) (20) (19) (22) (23) Transfer to OREO (1) (1) (3) (5) (4) Charge-offs (6) (10) (15) (33) (41) Draws/other extensions of credit 1 1 1 1 1 Balance, end of period $220 $224 $252 $259 $284 NPL 1 Rollforward Commercial Consumer $ in millions $ in millions $ in millions For end note descriptions, see end note summary starting on page 40 36 Total NPL $539 $522 $515 $593 $629 Total new nonaccrual loans - HFI $113 $147 $151 $220 $307 Total NPL

© Fifth Third Bancorp | All Rights Reserved 2Q23 adjustments and notable items Adjusted EPS of $0.87 1 2Q23 reported EPS of $0.82 included a negative $0.05 impact from the following notable items: • $30 million pre-tax (~$23 million after-tax 2 ) charge related to the valuation of the Visa total return swap • $12 million pre-tax (~9 million after-tax 2 ) charge related to restructuring severance expense For end note descriptions, see end note summary starting on page 40 37

© Fifth Third Bancorp | All Rights Reserved For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 38 Fifth Third Bancorp and Subsidaries For the Three Months Ended $ and shares in millions June March December September June (unaudited) 2023 2023 2022 2022 2022 Net income (U.S. GAAP) (a) $601 $558 $737 $653 $562 Net income (U.S. GAAP) (annualized) (b) $2,411 $2,263 $2,924 $2,591 $2,254 Net income available to common shareholders (U.S. GAAP) (c) $562 $535 $699 $631 $526 Add: Intangible amortization, net of tax 8 9 10 10 9 Tangible net income available to common shareholders (d) $570 $544 $709 $641 $535 Tangible net income available to common shareholders (annualized) (e) $2,286 $2,206 $2,813 $2,543 $2,146 Net income available to common shareholders (annualized) (f) $2,254 $2,170 $2,773 $2,503 $2,110 Average Bancorp shareholders' equity (U.S. GAAP) (g) $18,344 $17,977 $16,857 $18,864 $19,248 Less: Average preferred stock (h) (2,116) (2,116) (2,116) (2,116) (2,116) Average goodwill (4,919) (4,915) (4,925) (4,926) (4,744) Average intangible assets and other servicing rights (152) (163) (176) (188) (158) Average tangible common equity (i) $11,157 $10,783 $9,640 $11,634 $12,230 Less: Average accumulated other comprehensive income ("AOCI") 4,480 4,442 5,386 3,037 2,397 Average tangible common equity, excluding AOCI (j) $15,637 $15,225 $15,026 $14,671 $14,627 Adjustments (pre-tax items) Valuation of Visa total return swap 30 31 38 17 18 Restructuring severance expense 12 12 — — — Branch impairment charges — — 6 — — Net disposition charges/(gain) — — — — 6 Adjustments - after-tax 1 (k) $32 $33 $34 $13 $19 Adjustments (tax related items) Tax benefit associated with resolution of certain acquisition related tax matters — — (15) — — Adjustments (tax related items) (l) — — (15) — — Adjusted net income [(a) + (k)+ (l)] $633 $591 $756 $666 $581 Adjusted net income (annualized) (m) $2,539 $2,397 $2,999 $2,642 $2,330 Adjusted net income available to common shareholders [(c) + (k) + (l)] $594 $568 $718 $644 $545 Adjusted net income available to common shareholders (annualized) (n) $2,383 $2,306 $2,849 $2,555 $2,186 Adjusted tangible net income available to common shareholders [(d) + (k) + (l)] 602 $577 $728 $654 $554 Adjusted tangible net income available to common shareholders (annualized) (o) $2,415 $2,340 $2,888 $2,595 $2,222 Average assets (p) $206,079 $205,084 $206,017 $206,688 $205,897 Metrics: Return on assets (b) / (p) 1.17% 1.10% 1.42% 1.25% 1.09% Adjusted return on assets (m) / (p) 1.23% 1.17% 1.46% 1.28% 1.13% Return on average common equity (f) / [(g) + (h)] 13.9% 13.7% 18.8% 14.9% 12.3% Adjusted return on average common equity (n) / [(g) + (h)] 14.7% 14.5% 19.3% 15.3% 12.8% Return on average tangible common equity (e) / (i) 20.5% 20.5% 29.2% 21.9% 17.5% Adjusted return on average tangible common equity (o) / (i) 21.6% 21.7% 30.0% 22.3% 18.2% Adjusted return on average tangible common equity, excluding AOCI (o) / (j) 15.4% 15.4% 19.2% 17.7% 15.2% Non-GAAP reconciliation

© Fifth Third Bancorp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 40; totals shown above may not foot due to rounding 39 Fifth Third Bancorp and Subsidiaries For Three Months Ended $ and shares in millions June March December September June (unaudited) 2023 2023 2022 2022 2022 Average interest-earning assets (a) $189,060 $187,407 $187,640 $185,378 $184,406 Net interest income (U.S. GAAP) (b) $1,457 $1,517 $1,577 $1,498 $1,339 Add: Taxable equivalent adjustment 6 5 5 4 3 Net interest income (FTE) (c) $1,463 $1,522 $1,582 $1,502 $1,342 Net interest income (FTE) (annualized) (d) $5,868 $6,173 $6,276 $5,959 $5,383 Noninterest income (U.S. GAAP) (e) $726 $696 $735 $672 $676 Valuation of Visa total return swap 30 31 38 17 18 Branch impairment charges — — 6 — — Net disposition charges/(gain) — — — — 6 Adjusted noninterest income (f) $756 $727 $779 $689 $700 Add: Securities (gains)/losses (7) (4) (2) 38 32 Adjusted noninterest income, (excl. securities (gains)/losses) $749 $723 $777 $727 $732 Noninterest expense (U.S. GAAP) (g) $1,231 $1,331 $1,218 $1,167 $1,112 Restructuring severance expense (12) (12) — — — Adjusted noninterest expense (h) $1,219 $1,319 $1,218 $1,167 $1,112 Metrics: Revenue (FTE) (c) + (e) 2,189 2,218 2,317 2,174 2,018 Adjusted revenue (c) + (f) 2,219 2,249 2,361 2,191 2,042 Pre-provision net revenue [(c) + (e) - (g)] 958 887 1,099 1,007 906 Adjusted pre-provision net revenue [(c) + (f) - (h)] 1,000 930 1,143 1,024 930 Net interest margin (FTE) (d) / (a) 3.10% 3.29% 3.35% 3.22% 2.92% Efficiency ratio (FTE) (g) / [(c) + (e)] 56.2% 60.0% 52.6% 53.7% 55.1% Adjusted efficiency ratio (h) / [(c) + (f)] 54.9% 58.6% 51.6% 53.3% 54.5%

© Fifth Third Bancorp | All Rights Reserved Slide 3 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 38 and 39 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Current period regulatory capital ratios are estimated. Slide 4 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 38 and 39 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 5 end notes 1. Non-GAAP measure: see reconciliation on pages 38 and 39 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 38 and 39 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 7 end notes 1. Includes taxable and tax-exempt securities. Slide 9 end notes 1. Insured by FDIC product type Slide 10 end notes 1. Excludes HFS loans. Slide 11 end notes 1. 2Q23 commercial and consumer portfolio make up ~$126M and ~$82M, respectively, of the total reserve for unfunded commitment. Slide 12 end notes 1. Current period regulatory capital ratios are estimated. 2. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. 3. Analysis based on 6/30/2023 portfolio utilizing the implied forward curve as of 7/3/2023 Slide 13 & 14 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. 40 Earnings presentation end notes

© Fifth Third Bancorp | All Rights Reserved Slide 17 end notes Data is for fiscal year 2022, unless otherwise noted. 1. Data is through 3/31/2023 2. Three-year $2.8BN commitment to Accelerate Racial Equity, Equality and Inclusion initiative timeframe is from 1/1/21 - 12/31/23 3. Data is through 4/30/2023; Three-year $180MM Empowering Black Futures Neighborhood Investment Program is from 6/1/21 - 5/31/24 4. 9/23/2020 - 3/31/2022. The Environmental and Social Risk Management Framework (previously Environmental and Social Policy) can be found at ir.53.com/esg/environment 5. Data is as of 7/12/23, in terms of ethnicity or gender 6. For Scope 1, Scope 2 and business travel under Scope 3 emissions. Final CO2e emissions will be made available in 2023 following independent verification. 7. Sustainable Bond Report can be found at https://ir.53.com/esg/Sustainable-Bonds 8. Refer to the 2022 ESG report for additional details on methodology Slide 18 end notes 1. Peer Group comprises of Fifth Third's board approved peers. 2. From leading third party ESG data provider. Slide 20 end notes Note: Data as of 6/30/2023. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $12B of commercial variable loans classified as fixed given the impacts of $8BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; Excludes$3BN in out-of-the-money floors with a 2.25% 1ML strike currently on the balance sheet. 3. Excludes ~$0.03BN in Small Business Administration Paycheck Protection Program (PPP) loans. 4. Fifth Third had $5.95BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 5. Yield of the 2Q23 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio. 6. Effective duration taxable and non-taxable available for sale portfolio. 7. As a percent of total commercial, excluding PPP loans. 8. As a percent of total consumer. 9. As a percent of par. 10. Includes 12M term, 6M term, and Fed Funds based loans. 11. Excludes equity securities. 12. Term points include SOFR, BSBY, AMERIBOR, Treasuries & FX curves. 13. Includes overnight term, 3M term, 6M term, 12M term and Fed Funds. Slide 23 end notes Note: Data as of 6/30/23; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2. 2. Betas are asymmetrical as down betas assume floors 3. Excludes ~$0.03BN in Small Business Administration Paycheck Protection Program (PPP) loans. Slide 24 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures 2. Effective July 1, 2023 the rate index transitioned from 1-month LIBOR to compound SOFR + 11.448 bps 3. Forward starting swaps are receive fixed / pay compound SOFR + 11.448 bps 4. Existing swaps transition from receive fixed / pay 1-month LIBOR to receive fixed / pay compound SOFR + 11.448 bps on their next post-LIBOR cessation resets 5. $3BN floors mature on 12/16/2024. Earnings presentation end notes 41

© Fifth Third Bancorp | All Rights Reserved Slide 26 end notes 1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%. 2. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures Slide 27 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures. 2. Projected dividends for the Series J and Series H reflect the applicable benchmark index (3m LIBOR for 3Q23 and 3m Term SOFR thereafter) plus the applicable spread. Series I pays a fixed rate of interest of 6.625% until it converts to floating rates using 3m Term SOFR on 12/31/2023. For the periods referencing 3m Term SOFR, the projections include the 26.161bps spread adjustment pursuant to the final rule adopted by the Federal Reserve. Slide 28 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 29 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. Total commercial portfolio line utilization. Slide 30 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 31 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired mortgage & home equity loans, and ~$80 million of credit loans on book primarily ~15+ years. Slide 32 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired mortgage loans. Slide 33 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired home equity loans. Slide 34 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 42 Earnings presentation end notes

© Fifth Third Bancorp | All Rights Reserved Slide 35 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years. Slide 36 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 37 end notes 1. Average diluted common shares outstanding (thousands); 686,386; all adjusted figures are non-GAAP measures; see reconciliation on pages 38 and 39 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Assumes a 23% tax rate. Slide 38 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate. Slide 39 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 43 Earnings presentation end notes